                        MANAGEMENT TERMINATION AGREEMENT

     THIS MANAGEMENT TERMINATION AGREEMENT (this "Agreement") which shall have an effective date of July 1, 1996 (the "Effective Date"), is made and entered by and among LEASE RESOLUTION CORPORATION, a Delaware non-stock, not-for-profit corporation ("LRC"), individually and on behalf of DATRONIC EQUIPMENT INCOME FUND XVI, L.P., DATRONIC EQUIPMENT INCOME FUND XVII, L.P., DATRONIC EQUIPMENT INCOME FUND XVIII, L.P., DATRONIC EQUIPMENT INCOME FUND XIX, L.P., DATRONIC EQUIPMENT INCOME FUND XX, L.P. and DATRONIC FINANCE INCOME FUND I L.P. (collectively, the "Partnerships" and each a "Partnership"), and NEW ERA FUNDING CORP., an Illinois corporation ("New Era"), STEPHAN S. BUCKLEY ("Buckley"), KENNETH B. DROST ("Drost") and DOUGLAS E. VAN SCOY ("Van Scoy") (Buckley, Drost and Van Scoy are sometimes collectively referred to herein as the "New Era Principals").

                              W I T N E S S E T H:

     WHEREAS, LRC and the Partnerships, on the one hand, and New Era, on the other hand, are parties to those certain Management Agreements dated March 4, 1993 (collectively, the "Management Agreements" and each a "Management Agreement"), pursuant to which, among other things, New Era is vested with the obligation to manage the operations of the Partnerships' business in return for a management fee;

     WHEREAS, the parties are desirous of terminating the Management Agreements and New Era's rights and obligations thereunder subject to the terms and exclusions and satisfaction of the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, it is hereby covenanted and agreed as follows:

     1. Termination. Upon the terms and subject to the satisfaction of the conditions set forth in this Agreement, as of the Effective Date, LRC, the Partnerships and New Era agree to terminate the Management Agreements by executing and delivering to each other this Agreement, which execution and delivery shall constitute their agreement that neither LRC or the Partnerships on the one hand, nor New Era or the New Era Principals, on the other hand, shall have any further obligations under the Management Agreements, except as otherwise set forth herein in Section 8. The termination provided for herein, INTER ALIA, shall waive the option of New Era to purchase assets set forth in paragraph 16 of the Management Agreements.

     2. Termination Fee. At the Closing (as hereinafter defined), the Partnerships, jointly and severally, shall pay New Era as a final payment of any and all sums due and payable pursuant to the Management Agreements and in lieu of any payments which would hereinafter be due pursuant to the terms of the Management Agreements, the sum of Three Million Two Hundred Thousand Dollars ($3,200,000), plus interest accrued thereon from the Effective Date until Closing at the rate of interest equivalent to the rate of interest applicable during such period for the overnight investment of excess funds maintained for the Partnerships at LaSalle National Bank (the "Overnight Rate"):

         (a) by wire transfer of immediately available funds in accordance with the wire instructions specified by New Era; or

         (b)  by delivery of a certified check payable to New Era.

       3. Date and Place of Closing. This Agreement shall not become effective without Court approval, but shall be consummated at a closing (the "Closing") to be held on a day no later than three (3) business days after the date the transactions contemplated by this Agreement are approved by the Court (as herein defined), or such other date as shall be mutually agreed upon by the parties (the "Closing Date"), at the offices of Wolin & Rosen, Two North LaSalle Street, Chicago, Illinois 60602 at 10:00 a.m., Chicago time.

       4. Consulting Agreements. At the Closing, LRC and the Partnerships, on the one hand, and each of Drost and Van Scoy (together with Drost being sometimes collectively referred to herein as the "Consultants") on the other hand, shall execute and deliver Consulting Agreements in the forms attached hereto as Exhibit A and Exhibit B.

       5. Restrictive Covenants. Each of the Consultants and Buckley hereby covenant and agree that:

          (a) for a period of two (2) years from the Effective Date, they shall not:

               (i) act as the managing agent(s) of any equipment lease income fund in connection with the liquidation of any such fund; or

               (ii) solicit for employment any person employed by LRC on the Effective Date; and

          (b) at all times hereafter, they shall not use any proprietary information of LRC or the Partnerships for their gain or benefit, including but not limited to the dissolution plan for the Partnerships.

       6. Restrictive Covenant Payment. In consideration of the covenants contained in Section 5 hereof, at the Closing, the Partnerships, jointly and severally, shall pay to Buckley, Drost, and Van Scoy the aggregate amount of One Million Dollars ($1,000,000), plus interest accrued thereon from the Effective Date until Closing at the Overnight Rate, by:

           (a) wire transfer of immediately available funds in accordance with the wire instructions specified by Buckley, Drost, and Van Scoy; or

           (b) delivery of certified checks payable to Buckley, Drost, and Van Scoy in such proportions as they shall direct.

       7. Representations and Warranties of New Era and its Principals. New Era, Buckley, Drost and Van Scoy hereby jointly and severally represent and warrant to LRC and the Partnerships that, to the best of New Era's actual knowledge and the actual knowledge of Buckley, Drost, and Van Scoy, as of the Closing Date, (a) there are no pending or threatened claims against LRC or the Partnerships which have not been previously disclosed in (i) the Management Representation Letters previously issued by New Era to the Partnerships' auditors in connection with their examination of the Partnerships' financial statements, and/or (ii) the Partnership's financial statements, and (b) neither New Era nor any of Buckley, Drost or Van Scoy, have caused the Partnerships to be subject to any liabilities, other than (i) those liabilities incurred in the ordinary course of the Partnership's business and pursuant to authority granted under the Management Agreements, (ii) those liabilities set forth on the Partnerships' most recent interim balance sheets,
(iii) contingent liabilities arising under the employee severance plan and health plan available to all New Era employees, (iv) liabilities incurred at the direction of LRC, and (v) liabilities for which New Era would lawfully be entitled to indemnification under the Management Agreements.

        8. Indemnification and Reimbursement. The parties covenant and agree that:

         (a) Notwithstanding the termination of the Management Agreements as provided in Section 1 hereof, the indemnification provisions of the Management Agreements as set forth in Sections 20 and 21 thereof shall survive indefinitely;

         (b) Without limiting subsection (a) of this Section 8, LRC and the Partnerships shall continue to reimburse each of New Era (and its existing and former affiliates, officers, directors and employees), Buckley, Drost and Van Scoy and their respective executors, heirs, beneficiaries and assigns for their respective legal fees and related expenses incurred in connection with the class action lawsuit captioned John Ventre v. Datronic Rental Corporation, et al. (or any other matter arising out of or related to the underlying facts or allegations in such action), in the same manner as such fees and expenses are paid immediately prior to the Effective Date;

         (c) Without limiting subsection (a) of this Section 8, LRC and the Partnerships, jointly and severally, shall indemnify, bind themselves and hold harmless each of New Era (and its existing and former shareholders, affiliates, officers, directors, agents and employees), Buckley, Drost, and Van Scoy and their respective executors, heirs, beneficiaries and assigns for any and all costs, fees, expenses, judgments or damages incurred in connection with defending themselves or otherwise responding to any actual or threatened claims or suits arising out of the termination of the Management Agreements or arising out of any other agreements (including but not limited to the Consulting Agreements) contemplated by the transactions which are the subject of this Agreement;

         (d) Without limiting subsection (a) of this Section 8, LRC and the Partnerships, jointly and severally, hereby agree and bind themselves to indemnify and hold harmless New Era (and its existing and former shareholders, directors, offices, employees, agents, representatives and affiliates), and Buckley, Drost and Van Scoy and their respective executors, heirs, beneficiaries and assigns from and against any and all claims and expenses arising in connection with or relating to the employment of New Era's employees pursuant to Section 11 and/or the assumption of New Era's benefits and health plans, or the provision of substantially similar plans by LRC and the Partnerships directly, pursuant to Sections 11 and 12 hereof; but,

          (e) Without limiting subsection (a) of this Section 8, New Era, Buckley, Drost and Van Scoy, jointly and severally, hereby agree to indemnify and hold harmless LRC and the Partnerships (and their existing and former shareholders, directors, officers, partners, employees, agents, representatives and affiliates), from and against any and all costs, fees, expenses, judgments or damages (including reasonable attorney's fees) incurred by LRC or the Partnerships as a result of a breach by New Era, Buckley, Drost or Van Scoy of the representations and warranties contained in Section 7 of this Agreement, it being expressly agreed that the obligations to indemnify and hold harmless LRC and the Partnerships pursuant to this Section 8(e) shall not require New Era, Buckley, Drost or Van Scoy to pay, or to reimburse LRC or the Partnerships for, any liabilities for which LRC or the Partnerships would be responsible whether or not the representations and warranties contained in Section 7 hereof are true and accurate, except that New Era, Buckley, Drost and Van Scoy shall be responsible for any liabilities they have caused the Partnerships to be subject to other than those liabilities described in subsections (i)-(v) of
     Section 7(b) above;

          (f) Promptly following the receipt of notice of a claim for which indemnification would be sought under this Section 8 (a "Third Party Claim"), the party receiving the notice of the Third Party Claim (the "Indemnitee") shall (i) notify the other party (the "Indemnitor") of its existence setting forth with reasonable specificity the facts and circumstances of which the Indemnitee has received notice and (ii) if the Indemnitee expects to seek indemnification under this Section 8, specifying the basis hereunder upon which the Indemnitee's claim for indemnification is asserted. The Indemnitee shall, upon reasonable notice, tender the defense of a Third Party Claim to the Indemnitor. If:

          (i) the defense of a Third Party Claim is so tendered and such tender is accepted without qualification by the Indemnitor; or

          (ii) within thirty (30) days after the date on which written notice of a Third Party Claim has been given pursuant to this Section 8(f), the Indemnitor shall acknowledge without qualification its indemnification obligations as provided in this Section 8 in writing to the Indemnitee;

     then, the Indemnitor shall have the exclusive right to contest, defend and litigate the Third Party Claim and shall have the exclusive right, in its discretion exercised in good faith, and upon the advice of counsel, to settle any such matter, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, written notice of its intention to settle shall be given to the Indemnitee. The Indemnitee shall have the right to be represented by counsel at its own expense in any such matter conducted by the Indemnitor. All expenses (including without limitation reasonable attorneys' fees) incurred by the Indemnitor in connection with the foregoing shall be paid by the Indemnitor. No failure by an Indemnitor to acknowledge in writing its indemnification obligations under this Section 8 shall relieve it of such obligations to the extent they exist. If the Indemnitor fails to accept the defense of a Third Party Claim tendered pursuant to this Section 8, the Indemnitee shall have the right to contest, defend and litigate such Third Party Claim, and may settle such Third Party Claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable, provided that at least ten (10) days
     prior to any such    settlement, written notice of its intention to settle
     is given to the Indemnitor. If pursuant to this Section 8, the Indemnitee so defends or settles a Third Party Claim, for which it is entitled to indemnification hereunder, as hereinabove provided, the Indemnitee shall be reimbursed by the Indemnitor, upon submission of an invoice or other evidence of incurrence, for the reasonable attorneys' fees and other
     expenses, including settlement    costs, of defending and/or settling or
     satisfying the Third Party Claim; and,

          (g) Notwithstanding anything in this Agreement to the contrary, in the event a claim is made by or against New Era, Buckley, Drost or Van Scoy, on the one hand, by or against LRC and/or the Partnerships, on the other hand, pursuant to this Section 8 or otherwise, the claiming party (the "Claimant") shall advance to the other party (the "Respondent") up to the first Twenty Five Thousand and 00/100 Dollars ($25,000) of the Respondent's legal fees and expenses, on an as incurred basis. Payments made in accordance with this Section 8(g) shall be in the form of advances only and shall not in any way constitute a waiver of the prevailing party's right to receive reimbursement of its costs and expenses under Section 25 of this Agreement.

      9. Conditional and Limited Release. LRC and the Partnerships, and each of them, on behalf of themselves and their respective predecessors, successors, trustees, receivers, guardians, partners, directors, officers, employees, shareholders, agents, executors, heirs, beneficiaries and assigns, hereby release, discharge and forever remise New Era, and its shareholders, directors, officers, employees, agents, representatives and affiliates ("New Era Parties"), Buckley, Drost, and Van Scoy, and each of them and their respective executors, heirs, beneficiaries and assigns ("Individual Parties"), from any and all nature of actions, claims, suits, debts, accounts, bonds, bills, specialties, covenants, controversies, obligations or rights, whatsoever, whether fixed or continued, known or unknown, matured or unmatured, including but not limited to those which arise out of, or relate to, the Management Agreements, the conduct of LRC's and the Partnerships' business, or the conduct of New Era or Buckley, Drost or Van Scoy prior to the date of this Agreement; provided, however, that the release given in this Section 9 shall not release any of the New Era Parties or the Individual Parties from any liabilities arising from a breach of the representations and warranties contained in Section 7 of this Agreement and/or their liabilities under paragraph 8 of this Agreement, or waive any duty of any of the New Era parties to account and/or to turn over assets of LRC and the Partnerships in accordance with Section 26 hereof.

     10. Lease Obligations. LRC and the Partnerships hereby covenant and agree that until ninety (90) days after the earlier to occur of (i) the date New Era receives written notice from LRC and the Partnerships of LRC's and the Partnerships' intention to vacate the property occupied by New Era in Hoffman Estates, Illinois (the "Premises"), which notice may be given no earlier than December 1, 1996, or (ii) the date LRC and the Partnerships receive written notice from New Era or the landlord of the Premises requiring that possession thereof be surrendered which notice may be given no earlier than December 1, 1996, the Partnerships will be obligated to make all payments otherwise required to be made by New Era pursuant to the existing lease for the Premises which lease is dated September 1, 1993 by and between 2345 Pembroke Limited Partnership and New Era, but only to the extent such payments were included within the operating budget approved for fiscal year 1997 and are required to be made or are incurred during the period during which LRC and the Partnerships occupy the Premises after the Effective Date. This Agreement is expressly conditioned upon full execution (including Landlord) of that certain Non-Disturbance Agreement attached as Exhibit C.

     11. Employees and Employee Benefit Plans. LRC and the Partnerships hereby agree to offer employment to the employees of New Era identified on Exhibit D attached hereto (the "Employees") on the same terms and conditions as the Employees are employed by New Era on the Effective Date, including, but not limited to, providing to the Employees the same salary and benefits (including but not limited to severance benefits) they received from New Era.

     12. Health Plans. LRC and the Partnerships hereby covenant and agree to assume all health plans of New Era which exist prior to the Closing Date (including but not limited to responsibility for unfunded portions thereof), or shall provide health coverage on substantially the same terms for each of the individuals receiving coverage under such plans who accept employment on a full-time basis with LRC, and shall assume all responsibility for ongoing or future contributions and payments under all employee health plans for each person listed on Exhibit E to the extent of (and limited by) the amount set forth for each person on Exhibit E except that LRC's and the Partnerships' obligation shall also include the self insured obligation under the New Era health and major medical plan terminated September 1, 1996, up to a maximum of $35,000 per person.

     13. Consent and Waiver. The parties hereby acknowledge that it shall be a condition precedent to Closing that LRC and the Partnerships shall have received from each of the Employees (except as may be waived by LRC and the Partnerships on a case-by-case basis) an executed copy of the Consent and Waiver in the form attached hereto as Exhibit F.

     14. Approval of the Court. The parties hereby covenant and agree that as soon as practicable after the execution of this Agreement, they shall present this Agreement for approval to the United States District Court for the Northern District of Illinois, Eastern Division (the "Court"), and shall use their respective best efforts to obtain such approval in an expeditious manner. Pending approval of this Agreement by the Court, the Management Agreements shall remain in force and shall not be terminated by this Agreement; and, this Agreement shall be null and void if approval of this Agreement is denied by the Court.

     15. Amendments. The provisions of this Agreement may be amended or waived only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

     16. Successors and Assigns. This Agreement will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. Additionally, without limiting the foregoing, it is expressly acknowledged and agreed that New Era shall be permitted to assign the termination fee paid pursuant to Section 2 hereof, or its right to receive the termination fee, to any party New Era shall elect.

        17. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provisions will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the this Agreement.

        18. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

        19. Notices. Any notices required, permitted or desired to be given hereunder shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery, one business day after deposit with an overnight courier or three business days after deposit in the mail:

          (a)  If to LRC or the Partnerships:

               Lease Resolution Corporation
               1300 East Woodfield Road
               Suite 312
               Schaumburg, Illinois 60173
               Attn:  President

               with a copy to:

               Wolin & Rosen
               Two North LaSalle Street
               Suite 1776
               Chicago, Illinois 60602
               Attn:  Philip Wolin, Esq.

          (b)  If to New Era:

               New Era Funding Corp.
               2345 Pembroke Avenue
               Hoffman Estates, Illinois
               Attn:  President

               If to Drost:

               New Era Funding Corp.
               2345 Pembroke Avenue
               Hoffman Estates, Illinois

                      If to Buckley:

                      New Era Funding Corp.
                      2345 Pembroke Avenue
                      Hoffman Estates, Illinois

                      If to Van Scoy:

                      New Era Funding Corp.
                      2345 Pembroke Avenue
                      Hoffman Estates, Illinois

                      with a copy to:

                      Saitlin, Patzik, Frank & Samotny Ltd.
                      150 South Wacker Drive
                      Suite 900
                      Chicago, Illinois  60606
                      Attn:  Alan B. Patzik, Esq.

or to such address as any party may specify in a written notice given to the other parties hereto.

     20. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto shall be governed in all respects by the internal law, and not the law of conflicts of the State of Illinois, and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of Illinois applicable to contracts made and wholly to be performed in such state.

     21.  Exhibits.  All exhibits hereto are an integral part of this Agreement.

     22. Final Agreement. This Agreement, together with those documents expressly referred to herein, constitute the final agreement of the parties concerning the matters referred to herein, and except as provided in paragraph 8, above, this Agreement supersedes all prior agreements and understandings.

     23. Execution and Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     24. Further Cooperation. At any time and from time to time, each party hereto shall promptly execute and deliver all such documents and instruments, and do all such acts and things, as the other party may reasonably request in order to further effect the purposes of this Agreement.

     25. Attorneys Fees and Costs. If litigation is required to enforce the terms of this Agreement, then in addition to such other relief as may be awarded by the Court in such a case, the prevailing party or parties shall be entitled to recover their reasonable attorneys fees and costs incurred therein.

     26. True-Up of Accounts. The parties acknowledge that this Agreement has been made and entered after the effective date to have retroactive effect. Accordingly, a true-up of accounts to conform to this Agreement will be required and a true-up of actual to budgeted expenses is still required. Nothing in this Agreement will be deemed to waive said procedures. Further, in order to induce LRC and the Partnerships to execute this Agreement, the New Era parties have agreed to pay and shall pay and not be reimbursed for 50% of the severance paid and/or payable to employees of New Era terminated October 1, 1996 (in the amount of $34,000.00) and they will waive reimbursement for and grant a credit for rent and real estate taxes for the period April 1, 1996 through September 30, 1996 of $30,000.00. The $64,000.00 of payments and credits referred to above will be reflected in the true-up of expenses.

     27.  Availability.   Buckley, Drost and Van Scoy shall each make themselves
available to LRC, the Partnerships (or the investors as classes therein) and LRC's and the Partnerships' attorneys on reasonable notice (which need not be written) and without subpoena to provide information and testimony in pending, threatened or potential litigation prosecuted or defended from time to time by LRC and the Partnerships (and/or their investors as classes). Buckley, Drost and Van Scoy shall be entitled to reimbursement for reasonable costs (but not compensation for their time) expended in complying with this Section including reasonable attorneys fees provided the costs and fees are necessary and approved by LRC before they are incurred.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             LEASE RESOLUTION CORPORATION,
                                             individually and on behalf of
                                             DATRONIC EQUIPMENT INCOME FUND
                                             XVI, L.P., DATRONIC EQUIPMENT
                                             INCOME FUND XVII, L.P., DATRONIC
                                             EQUIPMENT INCOME FUND XVIII,
                                             L.P., DATRONIC EQUIPMENT INCOME
                                             FUND XIX, L.P., DATRONIC
                                             EQUIPMENT INCOME FUND XX, L.P.,
                                             AND DATRONIC FINANCE INCOME
                                             FUND I., L.P.

                                             By: /s/Donald D. Torisky 11/14/96
                                                -------------------------------
                                                    Authorized Officer

                                             NEW ERA FUNDING CORP.


                                             By: /s/Stephan S. Buckley 11/14/96
                                                --------------------------------
                                             Its: President
                                                 -------------------------------


                       SIGNATURES CONTINUED ON NEXT PAGE.

                                              /s/Kenneth B. Drost    11/14/96
                                             ----------------------------------
                                             KENNETH B. DROST


                                              /s/Douglas E. Van Scoy  11/14/96
                                             ----------------------------------
                                             DOUGLAS E. VAN SCOY


                                              /s/Stephan S. Buckley   11/14/96
                                             ----------------------------------
                                             STEPHAN S. BUCKLEY

                       CONSULTING AGREEMENT   (EXHIBIT A)

          This CONSULTING AGREEMENT (this "Agreement") which shall have an effective date of July 1, 1996 (the "Effective Date"), is made and entered into by and between LEASE RESOLUTION CORPORATION, a Delaware not-for-profit corporation ("LRC"), individually and on behalf of each of DATRONIC EQUIPMENT INCOME FUND XVI, L.P., DATRONIC EQUIPMENT INCOME FUND XVII, L.P., DATRONIC EQUIPMENT INCOME FUND XVIII, L.P., DATRONIC EQUIPMENT INCOME FUND XIX, L.P., DATRONIC EQUIPMENT INCOME FUND XX, L.P., and DATRONIC FINANCE INCOME FUND I, L.P. (each, a "Partnership" and collectively the "Partnerships"), and DOUGLAS E. VAN SCOY ("Consultant"). Other capitalized terms shall have the respective meanings set forth elsewhere herein.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of a Management Termination Agreement dated as of the date hereof (the "Termination Agreement"), LRC and the Partnerships have terminated those certain Management Agreements between the Partnerships, LRC and New Era Funding Corp. ("New Era") all dated as of March 4, 1993 (the "Management Agreements"); and

          WHEREAS, Consultant has been a director and officer of New Era for a substantial period of time and by reason thereof has acquired experience and knowledge of considerable value to LRC and the Partnerships; and

          WHEREAS, LRC and the Partnerships desire to obtain the benefit of Consultant's experience and knowledge through the receipt of consulting services from Consultant and Consultant is willing to render said consulting and advisory services to LRC and the Partnerships pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby covenanted and agreed as follows:

          1. Consulting Duties. (a) Consultant hereby agrees to act as a consultant to LRC and the Partnerships and agrees to render such consulting and advisory services as may reasonably be requested from time to time by members of the Board of Directors of LRC and which are equivalent in nature to the functions previously performed by Consultant on behalf of LRC and the Partnerships pursuant to the Management Agreements, provided that Consultant shall not be required to render such services for more than (i) thirty (30) hours per week during the first three (3) months after the date hereof, and (ii) twenty (20) hours per week thereafter through the remainder of the term of this Agreement provided, further, that Consultant shall not be required to perform any services which are not supervisory or executive in nature and which are inconsistent with those services customarily performed by executive personnel.

          (b) Except as provided in the Termination Agreement, nothing shall prevent the Consultant from engaging in other activities including, without limitation, the rendering of advice to third parties or the formation, sponsorship or management of entities and businesses similar to or in competition with the Partnerships, nor shall this Agreement limit or restrict the right of Consultant to engage in any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association; provided that such services do not interfere with Consultant's ability to comply with the terms and conditions of this Agreement. Consultant shall be entitled to utilize the support provided in Section 1(d) below in furtherance of such other activities provided same does not interfere with Consultant's ability to perform functions on behalf of the Partnership.

          (c) LRC and the Partnerships hereby covenant and agree that the Consultant shall be entitled to use the staff and resources of LRC and the Partnerships to the extent the Consultant deems reasonably necessary to perform his duties pursuant to this Agreement, and LRC and the Partnerships shall cause their respective staffs to cooperate with consultant to satisfy the obligations provided in this Section 1(c).

          (d) LRC and the Partnerships hereby covenant and agree that during the term of this Agreement, LRC and the Partnerships shall provide the Consultant with office space, secretarial support and other equipment and support which the Consultant deems reasonably necessary, including, without limitation, telephone, furniture, computers and related equipment, software and other items necessary for the performance of his duties.

          (e) The Partnerships hereby covenant and agree to reimburse the Consultant on a monthly basis for all expenses (including, without limitation, travel, lodging, meals, mobile phones, attorneys' fees and expenses) incurred by him on behalf of LRC and the Partnerships in furtherance of his duties under this Agreement.

           2. Relationship of Parties. (a) The parties hereto agree that Consultant is being retained as an independent contractor and that he shall not be considered under the provisions of this Agreement or otherwise as having an employee status and LRC and the Partnerships shall not withhold any amounts of taxes or other items from the payments made to Consultant pursuant to Section 4 of this Agreement and Consultant shall be responsible for the payment of any income taxes, social security taxes or other withholdings with respect to such payments.

          (b) The parties hereby agree that in the event that the Internal Revenue Service (the "IRS") shall have finally determined, in a written notice to LRC or the Partnerships, that (i) the relationship between LRC and the Partnerships, on the one hand, and the Consultant, on the other hand, is an employment relationship rather than an independent contractor relationship, and
(ii) that LRC and/or the Partnerships should have withheld income taxes, social security taxes or other employee withholdings from the earnings of Consultant, then Consultant shall promptly remit to LRC and the Partnerships such amounts as the IRS shall have determined are due and owing to it and which should have been withheld. LRC and the Partnerships hereby agree that the Consultant, at his election, shall be entitled to participate in the defense of the IRS proceeding or action giving rise to Consultant's obligation to remit payment to LRC and the Partnerships under this Section 2(b) and in the event Consultant shall be required to remit any amounts in accordance with this Section 2(b), LRC and the Partnerships shall execute such documents and take such additional action as Consultant shall reasonably request in connection with Consultant's efforts to recover any amounts paid by Consultant in respect of any self-employment, social security or other tax paid by Consultant in respect of the consulting fees received pursuant to Section 4 hereof.

           3. Consulting Period. Unless Consultant's services are terminated pursuant to Section 5 hereof, the term of Consultant's services shall commence on the date hereof and shall continue until March 31, 1999, and shall be subject to renewal for successive one (1) year periods upon agreement of the parties.

           4. Consulting Fee. In consideration of the services rendered by Consultant under this Agreement, LRC and the Partnerships shall pay Consultant a fee of One Hundred Fifty Thousand Dollars ($150,000) for the nine (9) month period from the Effective Date to March 31, 1997 and $200,000 per year for each year thereafter of the initial term of this Agreement, and such additional amount as shall be agreed upon by the parties for any additional term. The consulting fee described in this Section 4 shall be paid in equal monthly installments on the first day of each month commencing on July 1, 1996.

           5. Termination. Consultant may only be terminated for "cause" which shall mean (i) a knowing violation of law by the Consultant that materially and adversely affects the Partnerships or the ability of the Consultant to perform his duties under this Agreement, as determined by a court of competent jurisdiction; (ii) a course of either intentional misconduct or gross negligence by the Consultant in performing his duties under this Agreement, as determined by a court of competent jurisdiction; or (iii) a material breach of this Agreement by the Consultant, which has not been cured for a period of thirty (30) days following receipt of written notice from the Partnerships or LRC of either of their intent to terminate this Agreement for cause, specifying the nature of such actions constituting cause, as determined by a court of competent jurisdiction.

           6. Indemnification by LRC and the Partnerships. LRC and the Partnerships hereby covenant and agree to indemnify and hold harmless the Consultant and his successors, receivers, beneficiaries, assigns and affiliates, from any and all liability, claims, damages or losses arising in the performance of his duties hereunder, and related expenses, including reasonable attorneys' fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. Notwithstanding the foregoing, the Consultant shall not be entitled to indemnification or be held harmless pursuant to this Section 6 for any activity which the Consultant shall be required to indemnify or hold harmless LRC or the Partnerships pursuant to
Section 7.

           7. Indemnification by the Consultant. The Consultant hereby covenants and agrees to indemnify and hold harmless LRC and the Partnerships and their respective shareholders, directors, officers, agents and affiliates from any and all liability, claims, damages or losses and related expenses including reasonable attorneys' fees to the extent that such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance and are incurred by reason of the Consultant's bad faith, fraud, willful misfeasance, gross negligence or reckless disregard of his duties hereunder, which such bad faith, fraud, willful misfeasance, gross negligence or reckless disregard of duties shall have been proven in a court of proper jurisdiction or admitted in writing.

           8. Notices. Any notices required, permitted or desired to be given hereunder shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery, one business day after deposit with an overnight courier or three business days after deposit in the mail:

                 If to Company:       Lease Resolution Corporation
                                      1300 East Woodfield Road
                                      Suite 312
                                      Schaumburg, Illinois 60173
                                      Attn:  President

                 with a copy to:      Wolin & Rosen
                                      Two North LaSalle Street
                                      Suite 1776
                                      Chicago, Illinois 60602
                                      Attn:  Philip Wolin, Esq.

                 If to Consultant:    Mr. Douglas E. Van Scoy
                                      450 Circle Lane
                                      Lake Forest, Illinois 60045

                 with a copy to:      Saitlin, Patzik, Frank & Samotny Ltd.
                                      150 South Wacker Drive
                                      Suite 900
                                      Chicago, Illinois 60606
                                      Attn:  Alan B. Patzik, Esq.

           9. Assignment. Neither party to this Agreement may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party, provided, however, that Consultant shall be permitted to assign his rights under this Agreement to any entity controlled by Consultant.

          10. Amendment and Modification. No amendment or modification of the terms of this Agreement shall be binding upon either party unless reduced to writing and signed by Consultant and a duly authorized officer of LRC.

          11. Counterparts. This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

          12. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

          13. Waiver. The failure of either party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          14. Headings. Headings of the paragraphs in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

          15. Governing Law. The provisions of this Agreement shall be construed in accordance with the internal laws and not the choice of laws provisions of the State of Illinois.

          16. Final Agreement. This Agreement, together with those documents expressly referred to herein, constitute the final agreement of the parties concerning the matters referred to herein, and supersede all prior agreements and understandings.

          17. Attorney's Fees and Costs. If litigation is required to enforce the terms of this Agreement, then in addition to such relief as may be awarded by the Court in such a case, the prevailing party or parties shall be entitled to recover their reasonable attorneys fees and costs incurred therein.

          IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the day and year first above written.

                                                     CONSULTANT


                                                     /s/ Douglas E. Van Scoy
                                                     --------------------------
                                                     Douglas E. Van Scoy


LEASE RESOLUTION CORPORATION, FOR ITSELF
AND ON BEHALF OF DATRONIC EQUIPMENT INCOME FUND
XVI, L.P., DATRONIC EQUIPMENT INCOME FUND XVII, L.P.,
DATRONIC EQUIPMENT INCOME FUND XVIII, L.P.,
DATRONIC EQUIPMENT INCOME FUND XIX, L.P.,
DATRONIC EQUIPMENT INCOME FUND XX, L.P., AND
DATRONIC FINANCE INCOME FUND I., L.P.


By:  /s/ Donald D. Torisky
     -------------------------
       Authorized Officer

                       CONSULTING AGREEMENT  (EXHIBIT B)

          This CONSULTING AGREEMENT (this "Agreement") which shall have an effective date of July 1, 1996 (the "Effective Date"), is made and entered into by and between LEASE RESOLUTION CORPORATION, a Delaware not-for-profit corporation ("LRC"), individually and on behalf of each of DATRONIC EQUIPMENT INCOME FUND XVI, L.P., DATRONIC EQUIPMENT INCOME FUND XVII, L.P., DATRONIC EQUIPMENT INCOME FUND XVIII, L.P., DATRONIC EQUIPMENT INCOME FUND XIX, L.P., DATRONIC EQUIPMENT INCOME FUND XX, L.P., and DATRONIC FINANCE INCOME FUND I, L.P. (each, a "Partnership" and collectively the "Partnerships"), and KENNETH B. DROST ("Consultant"). Other capitalized terms shall have the respective meanings set forth elsewhere herein.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of a Management Termination Agreement dated as of the date hereof (the "Termination Agreement"), LRC and the Partnerships have terminated those certain Management Agreements between the Partnerships, LRC and New Era Funding Corp. ("New Era") all dated as of March 4, 1993 (the "Management Agreements"); and

          WHEREAS, Consultant has been a director and officer of New Era for a substantial period of time and by reason thereof has acquired experience and knowledge of considerable value to LRC and the Partnerships; and

          WHEREAS, LRC and the Partnerships desire to obtain the benefit of Consultant's experience and knowledge through the receipt of consulting services from Consultant and Consultant is willing to render said consulting and advisory services to LRC and the Partnerships pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby covenanted and agreed as follows:

           1. Consulting Duties. (a) Consultant hereby agrees to act as a consultant to LRC and the Partnerships and agrees to render such consulting and advisory services as may reasonably be requested from time to time by members of the Board of Directors of LRC and which are equivalent in nature to the functions previously performed by Consultant on behalf of LRC and the Partnerships pursuant to the Management Agreements, provided that Consultant shall not be required to render such services for more than (i) thirty (30) hours per week during the first three (3) months after the date hereof, and (ii) twenty (20) hours per week thereafter through the remainder of the term of this Agreement provided, further, that Consultant shall not be required to perform any services which are not supervisory or executive in nature and which are inconsistent with those services customarily performed by executive personnel.

          (b) Except as provided in the Termination Agreement, nothing shall prevent the Consultant from engaging in other activities including, without limitation, the rendering of advice to third parties or the formation, sponsorship or management of entities and businesses similar to or in competition with the Partnerships, nor shall this Agreement limit or restrict the right of Consultant to engage in any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association; provided that such services do not interfere with Consultant's ability to comply with the terms and conditions of this Agreement. Consultant shall be entitled to utilize the support provided in Section 1(d) below in furtherance of such other activities provided same does not interfere with Consultant's ability to perform functions on behalf of the Partnership.

          (c) LRC and the Partnerships hereby covenant and agree that the Consultant shall be entitled to use the staff and resources of LRC and the Partnerships to the extent the Consultant deems reasonably necessary to perform his duties pursuant to this Agreement, and LRC and the Partnerships shall cause their respective staffs to cooperate with consultant to satisfy the obligations provided in this Section 1(c).

          (d) LRC and the Partnerships hereby covenant and agree that during the term of this Agreement, LRC and the Partnerships shall provide the Consultant with office space, secretarial support and other equipment and support which the Consultant deems reasonably necessary, including, without limitation, telephone, furniture, computers and related equipment, software and other items necessary for the performance of his duties.

          (e) The Partnerships hereby covenant and agree to reimburse the Consultant on a monthly basis for all expenses (including, without limitation, travel, lodging, meals, attorneys' fees and expenses) incurred by him on behalf of LRC and the Partnerships in furtherance of his duties under this Agreement.

           2. Relationship of Parties. (a) The parties hereto agree that Consultant is being retained as an independent contractor and that he shall not be considered under the provisions of this Agreement or otherwise as having an employee status and LRC and the Partnerships shall not withhold any amounts of taxes or other items from the payments made to Consultant pursuant to Section 4 of this Agreement and Consultant shall be responsible for the payment of any income taxes, social security taxes or other withholdings with respect to such payments.

          (b) The parties hereby agree that in the event that the Internal Revenue Service (the "IRS") shall have finally determined, in a written notice to LRC or the Partnerships, that (i) the relationship between LRC and the Partnerships, on the one hand, and the Consultant, on the other hand, is an employment relationship rather than an independent contractor relationship, and
(ii) that LRC and/or the Partnerships should have withheld income taxes, social security taxes or other employee withholdings from the earnings of Consultant, then Consultant shall promptly remit to LRC and the Partnerships such amounts as the IRS shall have determined are due and owing to it and which should have been withheld. LRC and the Partnerships hereby agree that the Consultant, at his election, shall be entitled to participate in the defense of the IRS proceeding or action giving rise to Consultant's obligation to remit payment to LRC and the Partnerships under this Section 2(b) and in the event Consultant shall be required to remit any amounts in accordance with this Section 2(b), LRC and the Partnerships shall execute such documents and take such additional action as Consultant shall reasonably request in connection with Consultant's efforts to recover any amounts paid by Consultant in respect of any self-employment, social security or other tax paid by Consultant in respect of the consulting fees received pursuant to Section 4 hereof.

           3. Consulting Period. Unless Consultant's services are terminated pursuant to Section 5 hereof, the term of Consultant's services shall commence on the date hereof and shall continue until March 31, 1999, and shall be subject to renewal for successive one (1) year periods upon agreement of the parties.

           4. Consulting Fee. In consideration of the services rendered by Consultant under this Agreement, LRC and the Partnerships shall pay Consultant a fee of One Hundred Fifty Thousand Dollars ($150,000) for the nine (9) month period from the Effective Date to March 31, 1997 and $200,000 per year for each year thereafter of the initial term of this Agreement, and such additional amount as shall be agreed upon by the parties for any additional term. The consulting fee described in this Section 4 shall be paid in equal monthly installments on the first day of each month commencing on July 1, 1996.

           5. Termination. Consultant may only be terminated for "cause" which shall mean (i) a knowing violation of law by the Consultant that materially and adversely affects the Partnerships or the ability of the Consultant to perform his duties under this Agreement, as determined by a court of competent jurisdiction; (ii) a course of either intentional misconduct or gross negligence by the Consultant in performing his duties under this Agreement, as determined by a court of competent jurisdiction; or (iii) a material breach of this Agreement by the Consultant, which has not been cured for a period of thirty (30) days following receipt of written notice from the Partnerships or LRC of either of their intent to terminate this Agreement for cause, specifying the nature of such actions constituting cause, as determined by a court of competent jurisdiction.

           6. Indemnification by LRC and the Partnerships. LRC and the Partnerships hereby covenant and agree to indemnify and hold harmless the Consultant and his successors, receivers, beneficiaries, assigns and affiliates, from any and all liability, claims, damages or losses arising in the performance of his duties hereunder, and related expenses, including reasonable attorneys' fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. Notwithstanding the foregoing, the Consultant shall not be entitled to indemnification or be held harmless pursuant to this Section 6 for any activity which the Consultant shall be required to indemnify or hold harmless LRC or the Partnerships pursuant to
Section 7.

           7. Indemnification by the Consultant. The Consultant hereby covenants and agrees to indemnify and hold harmless LRC and the Partnerships and their respective shareholders, directors, officers, agents and affiliates from any and all liability, claims, damages or losses and related expenses including reasonable attorneys' fees to the extent that such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance and are incurred by reason of the Consultant's bad faith, fraud, willful misfeasance, gross negligence or reckless disregard of his duties hereunder, which such bad faith, fraud, willful misfeasance, gross negligence or reckless disregard of duties shall have been proven in a court of proper jurisdiction or admitted in writing.

           8. Notices. Any notices required, permitted or desired to be given hereunder shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery, one business day after deposit with an overnight courier or three business days after deposit in the mail:

          If to Company:   Lease Resolution Corporation
                           1300 East Woodfield Road
                           Suite 312
                           Schaumburg, Illinois 60173
                           Attn:  President

          with a copy to:  Wolin & Rosen
                           Two North LaSalle Street
                           Suite 1776
                           Chicago, Illinois 60602
                           Attn:  Philip Wolin, Esq.

          If to Consultant:    Mr. Kenneth B. Drost
                               New Era Funding Corp.
                               2345 Pembroke Avenue
                               Hoffman Estates, Illinois

          with a copy to:      Saitlin, Patzik, Frank & Samotny Ltd.
                               150 South Wacker Drive
                               Suite 900
                               Chicago, Illinois 60606
                               Attn:  Alan B. Patzik, Esq.

           9. Assignment. Neither party to this Agreement may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party, provided, however, that Consultant shall be permitted to assign his rights under this Agreement to any entity controlled by Consultant.

          10. Amendment and Modification. No amendment or modification of the terms of this Agreement shall be binding upon either party unless reduced to writing and signed by Consultant and a duly authorized officer of LRC.

          11. Counterparts. This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

          12. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

          13. Waiver. The failure of either party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          14. Headings. Headings of the paragraphs in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

          15. Governing Law. The provisions of this Agreement shall be construed in accordance with the internal laws and not the choice of laws provisions of the State of Illinois.

          16. Final Agreement. This Agreement, together with those documents expressly referred to herein, constitute the final agreement of the parties concerning the matters referred to herein, and supersede all prior agreements and understandings.

          17. Attorney's Fees and Costs. If litigation is required to enforce the terms of this Agreement, then in addition to such relief as may be awarded by the Court in such a case, the prevailing party or parties shall be entitled to recover their reasonable attorneys fees and costs incurred therein.

          IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the day and year first above written.


                                              CONSULTANT

                                              /s/ Kenneth B. Drost
                                              ------------------------------
                                              Kenneth B. Drost


LEASE RESOLUTION CORPORATION, FOR ITSELF
AND ON BEHALF OF DATRONIC EQUIPMENT INCOME FUND
XVI, L.P., DATRONIC EQUIPMENT INCOME FUND XVII, L.P.,
DATRONIC EQUIPMENT INCOME FUND XVIII, L.P.,
DATRONIC EQUIPMENT INCOME FUND XIX, L.P.,
DATRONIC EQUIPMENT INCOME FUND XX, L.P., AND
DATRONIC FINANCE INCOME FUND I., L.P.


By:   /s/ Donald D. Torisky
      --------------------------
        Authorized Officer